                                                                    EXHIBIT 10.6



Affiliated Networks
 Incorporated



March 16, 1998


Mr. Jack Judge
Coconut Grove Bank
2701 S. Bayshore Drive
Coconut Grove, FL  33133
HAND DELIVERED
--------------

Re: - Affiliated Networks, Inc.  Suites 403 & 310


Dear Jack:

This letter is to advise you that as of September 30, 1998 our lease will be expiring with you. It is our intention to stay in the building as long as you will have us as tenants. Therefore, we respectfully request that you extend our lease for an additional two years under the existing terms and conditions as found in our existing lease.

Thank you for your immediate attention to this matter.

Sincerely,


/s/ David A. Schwedel


David A. Schwedel
President


                    3/17/98

     Approved


     /s/ J. W. Judge

Coconut Grove Bank
2701 South Bayshore Drive
Miami, Florida 33131
Telephone 858-6666
Fax 305 856-7052
Telex # 518939 COGROBANK

================================================================================

J.W. Judge
Building Manager


                                                       26 November 1996


Affiliated Networks, Inc.
Suite #403
Coconut Grove Bank Building
2701 So. Bayshore Drive
Miami, Fl. 33133

Dear David:

Pursuant to your letter of November 22, 1996 concerning the rental of Suite #310, Coconut Grove Bank is in agreement with the exception of Item #2 relative to the removal of the wall separating the reception area.

If you are in agreement with the amended proposal, please indicate so by signing in the space provided below.

Your present lease dated August 31, 1993 will be amended to include an additional 648 square feet located in Suite #310 effective January 1, 1997. All other terms and conditions of the Lease will remain unchanged.

                                             Sincerely,




                                             /s/ J.W. Judge
                                             J.W. JUDGE



/s/ David A. Schwedel
-------------------------
AFFILIATED NETWORKS, INC.

                               COCONUT GROVE BANK

                            BUILDING LEASE AGREEMENT




                           THIS AGREEMENT, entered into this 31st day of
LANDLORD          August, 1993, A.D., between COCONUT GROVE BANK, a Florida
                  Banking Corporation, hereinafter referred to as "Landlord,"
                  and FLORIDA MARINE MANAGEMENT, INC. hereinafter referred
TENANT            to as "Tenant."


                              W I T N E S S E T H:

                                 THAT THE Landlord does this day lease unto
                   Tenant that certain space (approximately 2281 square feet), as shown outlined on the plan attached
PREMISES hereto as Schedule "A" on the Fourth (4th) floor of the building, hereinafter referred to as "Building," known as COCONUT GROVE BANK BUILDING located at 2701 South Bayshore Drive, Miami, Dade County, Florida, to be used and occupied by tenant as administrative offices and for no other purposes or uses whatsoever.

TERM               TO HAVE AND TO HOLD said premises for the term of three
                   (3) years, beginning October 1, 1993 and ending
                   September 30, 1993 at and for the agreed total base
                   rental of SEE ATTACHED RENTAL SCHEDULE "B" Dollars
BASE RENTAL        ($____________), payable as follows:  Equal monthly payments of _______________________________ Dollars ($__________),
                   plus applicable sales taxes and additional rent as $___________ as provided herein, if any. All payments are to be made in legal tender of the United States of America to COCONUT GROVE BANK on the first day of each and every month in advance without demand


                                      SEE ATTACHED   SCHEDULE "A" - FLOOR PLAN
                                                     SCHEDULE "B" - RENTAL RATE
                        at "Building" Manager's office, 2701 South Bayshore Drive, Miami Dade County, Florida, or such other place as Landlord may designate in writing, the first such monthly rental payment to be made simultaneously with the execution of this lease. IT IS FURTHER STIPULATED AND COVENANTED BY AND BETWEEN THE PARTIES HERETO AS
                        FOLLOWS:

COMMENCEMENT            The lease period shall begin when improvements for
                        Tenant, in accordance with specifications agreed upon in writing by Landlord and Tenant, which are the responsibilities of the Landlord, are complete and the offices ready for occupancy. Rent payments shall not be delayed due to the fault of the Tenant or failure to complete improvements ordered by the Tenant for its own use. If the term of this lease shall begin during a calendar month, then the rent for such portion of the particular calendar month at the beginning of the term shall be apportioned and paid on the basis of a month of thirty (30) days. Any credit due Tenant as a result of such apportionment and its payment of the first monthly payment shall be credited against the second monthly payment.

SECURITY Tenant, concurrently with the execution of this lease, has deposited with the Landlord, unless otherwise expressly stated herein, a sum equal to one monthly rental payment exclusive of sales tax, the receipt of which is hereby acknowledged by Landlord, which sum shall be retained by Landlord as security for the payment by Tenant of the rents herein agreed to be paid by Tenant and for the faithful performance by Tenant of the terms and covenants of this lease. It is agreed that Landlord, at Landlord's option, may at any time apply said sum or any part thereof toward the payment of the rents and all other sums payable by Tenant under this lease, and towards the performance of each and every Tenant's covenants under this lease, but shall thereby be discharged only pro tanto: That Tenant shall remain liable for any amounts that such sum shall be insufficient to pay; that Landlord may exhaust any or all rights and remedies against Tenant before resorting to said sum, but nothing herein contained shall require to be deemed to require Landlord, so to do; that, should this lease be faithfully performed by Tenant, this deposit shall be returned by Landlord to Tenant within ten (10) days after the expiration of the term of this lease. Landlord shall not be required to pay Tenant any interest on said security deposit. Landlord shall not be required to hold said security funds in a segregated account.

BUILDING ACCESS         Building will be open to the public Monday through
                        Friday of each week from 7:00 A.M. until 10:30 P.M.
                        Entrance is available at both the first and second floor levels with the following exceptions. The second floor entrance will be open and under the control of a uniformed security guard from 5:30 P.M. until midnight, Monday through Friday; and on Saturdays and Sundays from 9:00 A.M. until 5:00 P.M. The entrance on the first floor will be closed from 6:00 P.M. until 6:30 A.M. and all day on Saturday and Sunday. All persons entering the building during the time that the building is under security guard will have to show identification and sign the Visitor's Log under the supervision of the security guard. All persons leaving the building while the building is under the control of the security guard will have to sign out. Tenant may arrange to open building beyond the above hours by giving twenty-four (24) hours advance written notice to the Building Manager and payment to Landlord of the cost of additional security guard service. At all times other than stated above, including Sundays and holidays and the Monday following
                        Christmas and New Years, when Christmas and New Years fall on Sunday, the Building will be under ADT electronic surveillance and closed to all persons. The above-referenced holidays are: Christmas Day, New Year's
                        Day, Memorial Day, Fourth of July, Labor Day and
                        Thanksgiving Day. When Christmas Eve and New Year's Eve fall on a week day the building will close at 5:00 P.M.
                        When Christmas Eve and New Year's Eve fall on Saturday or Sunday the building will be closed to all persons on those days.

                        It shall be the responsibility of the Tenant to arrange for all of its employees and/or invitees to be out of the building prior to the building being placed under ADT electronic surveillance. Landlord shall have no responsibility to any Tenant, Tenant's employees or invitees in the event said party or persons should fail to leave the building prior to the time the ADT electronic surveillance is placed in effect and Tenant agrees to indemnify and save harmless Landlord from any claim or suit against Landlord in such event.

                        Landlord reserves the right to issue identification passes and require the same for admission to the building while under security guard. It is expressly understood by Tenant that guard and/or ADT service is provided for the protection of the banking facilities located in the Building. Landlord shall have no responsibility to Tenant to provide such service and may discontinue same at any time. Landlord shall have no responsibility to Tenant, its employees and/or invitees for loss or damage to person or property caused by theft, vandalism, or other cause or causes.

SERVICES FURNISHED      Landlord will furnish Tenant, while occupying the
BY LANDLORD             premises, water - cold and refrigerated - at those
                        points of supply provided for general use of its Tenants, electricity for lighting and office use, lavatory and toilet facilities, automatic self-operated elevators, reasonable cleaning services once each day, Monday through Friday (except Holidays as above defined)
                        (Provided that the premises are kept in order by Tenant and that same are available for cleaning after 5:30 P.M.
                        of each day) and air conditioning (cooling) from 7:00
                        A.M. to 8:00 P.M. on weekdays and from 9:00 A.M. to 5:00
                        P.M. on Saturdays and Sundays. If Tenant requires air conditioning at other hours, written notice twenty-four
                        (24) hours in advance shall be given by Tenant to Landlord and Tenant will be billed for such use at the rate of Twenty Five Dollars ($25.00) per hour. The
                        Tenant will not install or maintain electrically operated equipment or other machinery except light office machines normally used without first obtaining the written consent of the Landlord and such consent of Landlord may be conditioned upon payment by Tenant of additional rent. Any electrical or computer equipment which, together with Tenant's other electrically operated equipment, requires in excess of 20 ampere -
                        220 volt service shall not be installed without the prior written approval of the Landlord (this also includes photo processing and printing equipment).
                        Likewise, if any Tenant requires excess use of water, such use shall be conditioned upon written consent of the Landlord and additional rent as compensation for such excess use. Failure by Landlord to any extent to furnish, or any stoppage of, these defined services resulting from causes beyond the control of Landlord shall not render Landlord liable in any respect for damages to either person or property, nor be construed as an eviction of Tenant, nor work any abatement of rent nor relieve Tenant from fulfillment of any covenant or agreement hereof.

                        Should any equipment or machinery break down or for any cause cease to function properly, Landlord shall use reasonable diligence to repair the same promptly but Tenant shall have no claim for rebate of rent or damages on account of any interruptions in service occasioned thereby or resulting therefrom.

                        Any charges against Tenant by Landlord for additional services or work done by order of the Tenant, or otherwise accruing under this lease, shall be considered as rent due and shall be included in any lien for rent.

PARKING In addition to the premises described herein, the Tenant shall be entitled to the use of seven (7) parking spaces on the premises (which includes parking area on 27th Avenue), the location of which shall be assigned by the Landlord. If there are unassigned spaces in the designated employee parking areas, the same may be used by the Tenant until assigned specifically by the Landlord to another Tenant. Tenant acknowledges that there will be designated an area of visitor parking and agrees not to park in said area so designated or permit any of its employees to park in said area or areas.

                        Parking in front of the building on the East side and on the North side of the second level parking area will be limited to fifteen (15) minutes and/or thirty (30) minutes, as marked. These areas will be patrolled and cars subject to violation will be towed away at car owner's or operator's expense. The aforesaid parking is provided for the convenience of Tenants and guests or customers of Tenants and shall be used at the risk of Tenants, its guests or customers. The Landlord accepts no responsibility for injury, damage or loss of any automobiles, while in the parking facility provided for the Tenant in connection with the premises. Persons using the parking facility and adjacent area thereto use same at their own risk, and the Landlord accepts no responsibility whatsoever for any injury to any person in the parking facility or any other part or portion of the premises, office building, or any adjacent area thereto, whether under the control of the Landlord or some third party. The Landlord accepts no responsibility for the regulation of the parking area nor for persons who improperly park automobiles in spaces assigned to another Tenant or operate automobiles in an improper manner. Landlord is under no obligation to provide a parking attendant or doorman, and is under no obligation to provide security for automobiles parked in the parking facility.

ASSIGNMENT OR           Tenant will not assign this lease or allow the same to
SUBLETTING              be assigned by operation of law or otherwise, or sublet
                        the demised premises, or any part thereof, or use or permit the same to be used for any other purpose than as above stipulated unless authorized by Landlord.

REPAIRS AND             Tenant will, at Tenant's own cost and expense, repair or
RE-ENTRY                replace any damage or injury done to the building, or
                        any part thereof, caused by Tenant or Tenant's agents, employees, invitees, or visitors. If Tenant fails to make such repairs or replacements promptly, or within fifteen (15) days of occurrence, Landlord may, at its option., make such repairs or replacements and Tenant shall repay the cost thereof to Landlord on demand.
                        Tenant will not commit or allow any waste or damage to be committed on any portion of the demised premises, and shall, at the termination of this lease, by lapse of time or otherwise, deliver up said premises to Landlord in as good condition as at date of possession of Tenant, ordinary wear and tear and damage by fire or windstorm alone excepted, and, upon such termination of lease, Landlord shall have the right to re-enter and resume possession of the demised premises.

ALTERATIONS             Tenant will not make or allow to be made any alterations
ADDITIONS               or physical additions in or to the demised premises
OR IMPROVEMENTS         without written consent of Landlord first had and
                        obtained. Any and all such alterations, physical additions or improvements when made to the demised premises by Tenant shall be at the Tenant's cost and expense. Any and all such alterations, physical additions or improvements except removable fixtures or furniture of the Tenant shall at once become the property of the Landlord and shall be surrendered to the Landlord upon the termination in any manner, of this lease.

LAWFUL USE              Tenant will not occupy or use, or permit any portion of
AND                     the demised premises to be occupied or used for any
VIOLATIONS OF           business or purpose which is unlawful in part or in
INSURANCE COVERAGE      whole or deemed to be disreputable in any manner, or
                        extra hazardous, or permit anything to be done which will in any way increase the rate of insurance on said building and/or its contents.

LAWS AND                Tenant will keep and maintain the demised premises in a
REGULATIONS             clean and healthful condition and comply with all laws,
                        ordinances, orders, rules and regulations (State, Federal, Municipal and other agencies or bodies having any jurisdiction thereof, including rules, orders and regulations of the Southeastern Underwriters Association for the prevention of fires), with reference to use, conditions or occupancy of the demised premises.

RULES                   Tenant and Tenant's agents, employees, invitees and
OF BUILDING             visitors will comply fully with all requirements of
                        rules of the building which are attached hereto and made a part hereof as though fully set out herein. Landlord shall at all times have the right to change such rules and regulations or to amend them in any reasonable manner as may be deemed advisable by Landlord for the safety, care and cleanliness of the demised premises and for preservation of good order therein, all of which changes and amendments will be sent by Landlord to Tenant in writing and shall be thereafter carried out and observed by Tenant.

ENTRY FOR REPAIRS       Tenant will permit Landlord or its officers, agents or
AND                     representatives the right to enter into and upon any and
INSPECTION              all parts of the demised premises, at all reasonable
                        hours to inspect same or clean or make repairs or alterations or additions as Landlord may deem necessary or desirable and Tenant shall not be entitled to any abatement or reduction of rent by reason thereof.

NUISANCE Tenant will conduct his business, and control his agents, employees, invitees and visitors in such a manner as not to create any nuisance, or interfere with, annoy, or disturb any other Tenant or Landlord in its management of the building.

CONDEMNATION            In the event the whole or any part of the building
                        other than a part not interfering with the maintenance or operation thereof shall be taken or condemned for any public or quasi-public use or purpose, the Landlord may at its option terminate this lease from the time title to or right to possession shall vest in or be taken for such public or quasi-public use or purpose, and the Landlord shall be entitled to any and all income, rent, awards or any interest therein whatsoever which may be paid or made in connection therewith.

LOSS OR                 Landlord shall not be liable or responsible for any
DAMAGE                  loss or damage to any property or person occasioned by
                        theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, Court order, requisition or order of governmental body or authority, or other matter beyond the control of Landlord, or for any damage or inconvenience which may arise through repair or alteration of any part of the building or failure to make any such repairs or from any cause whatever unless caused solely by Landlord's negligence.

LIEN FOR RENT           In consideration of the mutual benefits arising under
                        this contract, Tenant does hereby pledge and assign unto
                        Landlord all property of Tenant now or hereafter placed in or upon the demised premises (except such part of any property as may be exchanged or replaced from time to time in its ordinary course of operations), and such property is hereby subjected to a lien in favor of Landlord and shall be and remain subject to such lien of Landlord for payment of all rents and other sums agreed to be paid by Tenant herein. Said liens shall be in addition to and cumulative of the Landlord's liens provided by law.

ABANDONMENT             If the Tenant shall abandon or vacate said premises
                        before the end of the term of this lease, or shall suffer the rent to be in arrears, the Landlord may, at its option, forthwith cancel this lease or it may enter said premises as the agent of the Tenant, by force or otherwise, without being liable in any way therefor, and relet the premises with or without any furniture that may be therein, as the agent of the Tenant, at such price and upon such terms and for such duration of time as the Landlord may determine, and receive the rent therefor, applying the same to the payment of the rent due by these presents, and if the full rental herein provided shall not be realized by Landlord over and above the expenses to Landlord in such reletting, including but not limited to the cost of renovating, altering and decorating for a new occupant, the said
                        Tenant shall pay any deficiency, and if more than the full rental is realized, Landlord will pay over to said
                        Tenant the excess on demand; or Landlord may sue the Tenant as each installment of rent matures or for the whole rent when it becomes due.

HOLDING OVER            In the case of holding over by Tenant after expiration
                        or termination of this lease, Tenant will pay as liquidated damages, double rent for the entire holdover period. No holding over by Tenant after the term of this lease, either with or without consent and acquiescence of Landlord, shall operate to extend the lease for a longer period than one month; and any holding over with the consent of Landlord in writing shall thereafter constitute this lease a lease from month to month.

FIRE CLAUSE             In the event of damage by fire or other causes resulting
                        from fault or negligence of Tenant or Tenant's agents, employees, invitees or visitors, the same shall be repaired by and at the expense of Tenant under the direction and supervision of Landlord. If the demised premises, without fault or neglect of the Tenants his agents, employees, invitees, or visitors, shall be partially destroyed by fire or other casualty so as to render the premises untenantable, the rental herein recited shall cease hereafter until such time as the demised premises are made tenantable by Landlord. In case of the total destruction of the demised premises without fault or neglect of the Tenant, his agents, employees, invitees or visitors, or if from such cause the same shall be so damaged that Landlord shall decide not to rebuild, then all rental due up to the time of such destruction or termination shall be paid by Tenant, and thenceforth this lease shall cease and come to an end. In the event of damage to the Demised Premises by fire or other causes if the Demised Premises cannot be restored within 120 days from the date of such damage, Tenant, at Tenant's election, may terminate this Lease and the rent shall be paid only to the date when such damage occurred.


ATTORNEY'S FEES         In case Tenant makes default in the performance of any
                        of the terms, covenants, agreements or conditions contained in this lease, the Landlord places the enforcement of this lease, or any part thereof, or the collection of any rent due, or to become due hereunder, or recovery of the possession of the demised premises in the hands of an attorney, or files suit upon the same, Tenant agrees to pay Landlord reasonable attorney's fees and Court costs, provided Landlord prevails; however, if Tenant prevails, Landlord shall pay Tenant's reasonable attorney's fees and Court costs.

INDEMNITY LIABILITY     The Tenant will indemnify and hold harmless the Landlord
                        against all liabilities, damages, and other expenses, including reasonable attorney's fees, which may be imposed upon, incurred by, or asserted against the Landlord by reason of any of the following occurring during the term of this lease: (a) Any use or occupancy of the leased property by Tenant, (b) Any negligence on the part of the Tenant or its agents, contractors, licensees, (c) Any personal injury or property damage occurring on or about the leased property. Landlord shall not be liable to Tenant for any damage, loss or injuries to persons or property of the Tenant which may be caused by the acts or negligence of any person or corporation, except such injury or loss resulting from negligence of the Landlord, its agents or employees.

LIENS Tenant shall have no authority to create any liens for labor or materials on landlord's interest in building owned by Landlord and all persons contracting with Tenant for labor, materials and/or supplies or the doing of work shall look solely to Tenant and Tenant's interest under this lease and said persons are hereby charged with notice that they must look solely to Tenant's interest in the demised premises. In the event any such lien is filed against the property of the Landlord, Tenant shall forthwith discharge the same; if not discharged by Tenant within thirty (30) days after the filing of said lien, either by a satisfaction thereof or by the posting of a bond, Tenant's failure so to do shall constitute a default under the terms of this lease. Tenant further agrees and will hold harmless

                        Landlord from all costs, including bond premiums and attorney's fees and/or other charges and expenses reasonably incurred by Landlord in connection with the discharge of any such lien or any judgment obtained thereon. Any such expenses incurred by Landlord shall be considered as rent due and payable on demand of Landlord.

CERTIFICATE             Upon the request of Landlord, its mortgagee,
                        prospective purchaser or any Federal or State Bank
                        Examiner, Tenant shall furnish a Certificate in writing to the effect that its lease is in full force and effect and that Landlord is not in default, or specifically state any exceptions thereto. Failure to give such Certificate within two weeks after written request shall be conclusive evidence that the lease is full force and effect and Landlord is not in default. Tenant shall thereafter be estopped from asserting any such defaults as of the date of said request.

DEFAULT BY TENANT       Tenant agrees to pay promptly said rent and all other
                        charges that accrue under this lease. In the event that Tenant should be in default thereof for a period of seven (7) days after the same shall become due and payable, Landlord shall have the option of: (1)
                        Terminating this lease and resuming possession of the premises for its own account and recovering from Tenant the damage between the rent specified in this lease and the rental value thereof for the balance of the term, reduced to its present worth; (2) Or, enter the premises as agent of Tenant and rent the same for the remainder of the term for the account of Tenant and recovery from Tenant either at the end of the term or as each payment becomes due, as Landlord may choose, the difference between the rent called for in this lease and the rent received on re-renting.

                        Default on Tenant's part in keeping or performing any other term, covenant, or condition of this lease, shall authorize Landlord, at its option at any time after such default, and after ten (10) days' written notice thereof to Tenant, immediately, or at any time thereafter, to re-enter said premises and remove all persons therefrom with or without legal process, and without prejudice to any of its other legal rights, and all claims for damages by reason of such re-entry are expressly waived, as also are all claims for damages by reason of any distress warrants or proceedings by way of sequestration which Landlord may employ to recover said rents, or possession of said premises, and Landlord shall have the options set forth in the preceding paragraph pertaining to a default in payment of rents, provided that Landlord shall not have the right to re-enter if, within ten (10) days after written notice of any default, Tenant fully cures all defaults.

WAIVER Failure of Landlord to declare any default immediately upon occurrence thereof or delay in taking action in correction therewith shall not waive such default, but Landlord shall have the right to declare any such default at any time and take such action as might be lawful or authorized hereunder, either in law or in equity.

POSSESSION              If, for any reason, the demised premises shall not be
                        ready for occupancy by Tenant at the time of commencement of this lease, this lease shall not be affected thereby, nor shall Tenant have any claim against Landlord by reason thereof, but no rent shall be payable for the period during which the premises shall not be ready for occupancy; and all claims for damages arising out of such delay are hereby waived and released by Tenant.

BANKRUPTCY              If, voluntary bankruptcy proceedings be instituted by
                        Tenant, or if proceedings be instituted by any one else to adjudge Tenant a bankrupt, or if Tenant makes an assignment for the benefit of his creditors or if execution be issued against him, or if the interest of Tenant in this contract passes by operation of law to any person other than Tenant, this lease may, at the option of Landlord, be terminated by written notice addressed to Tenant and mailed in the post office at Miami, Florida.

TRANSFER OF             Landlord shall have the right to transfer and assign, in
LANDLORD'S              whole or in part, all and every feature of its rights
RIGHTS                  and obligations hereunder and in building and property
                        referred to herein. Such transfers or assignments may be made either to a corporation, trust company, individual or group of individuals, and, howsoever made, are to be in all things respected and recognized by Tenant.

AMENDMENT OF            This agreement may not be altered, changed, or amended,
LEASE                   except by an instrument in writing, signed by both
                        parties hereto.

SUBORDINATION           This lease is hereby made expressly subject and
                        subordinate at all times to any and all mortgages, deeds of trust, ground or underlying leases affecting the demised premises which have been executed and delivered, or which may at any time hereafter be executed and delivered, and any and all extensions and renewals thereof and substitutions therefor, and to any and all advances made or to be made under or upon said mortgages, deeds of trust, ground or underlying leases.
                        Tenant agrees to execute any instrument or instruments which the Landlord may deem necessary or desirable to effect the subordination of this lease to any or all such mortgages, deeds of trust, ground or underlying leases and, in the event the Tenant shall refuse after reasonable notice to execute such instrument or instruments, the Landlord may, in addition to any right or remedy accruing hereunder, terminate this lease without incurring any liability whatever, and the estate hereby granted is expressly limited accordingly. TIME OF
                        THE ESSENCE It is understood and agreed between the parties hereto that time is of the essence of this contract, and this applies to all terms and conditions contained herein.

PEACEFUL                Tenant shall and may peaceably have, hold and enjoy the
ENJOYMENT               demised premises subject to the other terms hereof and
                        provided Tenant pays the rentals herein recited and performs all of its covenants and agreements herein contained.

NO REPRESENTATIONS      Landlord or its agents have made no representations or
BY LANDLORD             promises with respect to the said building, the land
                        upon which it is erected or demised premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. The taking possession of the demised premises by Tenant shall be conclusive evidence, as against Tenant, that Tenant accepts same
                        "as is" and that said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken.

SURRENDER OF PREMISES   Tenant shall surrender to Landlord, at termination of
                        this lease and/or upon any cancellation of this lease, said demised premises. In the event the Tenant should fail to surrender said premises upon termination of this lease, Tenant will pay to Landlord any damages that Landlord might incur on account of Tenant's failure to deliver possession of the demised premises to Landlord and will indemnify and hold harmless Landlord from any and all claims made by any succeeding Tenant of said premises on account of delay of Landlord in delivering premises to said succeeding Tenant, to the extent such delay is occasioned by Tenant's failure to surrender said premises. This right of Landlord against Tenant is in addition to the holdover provisions hereinbefore set forth in this lease.

                        If Tenant should fail to remove all of its personal property upon termination of lease, Landlord may, at its option, remove same in any manner the Landlord shall choose and store such effects without liability to the Tenant for loss, and the Tenant agrees to pay to the Landlord on demand, all expenses incurred in such removal, including Court costs and attorney's fees, or the Landlord may, at its option, without notice, sell such effects or any part, at private sale without legal process for such price as the Landlord may obtain and apply the proceeds of such sale or any amounts due under this lease from the Tenant to the Landlord and on the expense incident to the removal and sale of said effects.

CAPTIONS The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

HEIRS                   The covenants, conditions and agreements contained in
AND ASSIGNS             this lease shall bind and inure to the benefit of
                        Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors, and, except as otherwise provided in this lease, their assigns.

NO BROKER               Tenant warrants and represents that it dealt with no
                        Real Estate Broker in the negotiation of this lease and Landlord, in executing this lease, is relying upon such representation.

NOTICES It is understood and agreed between the parties hereto that written notice addressed to Tenant and mailed or delivered to the premises leased hereunder shall constitute sufficient notice to the Tenant, and written notice addressed to Landlord and mailed or delivered to the office of Landlord shall constitute sufficient notice to the Landlord, to comply with the terms of this lease.

CUMULATIVE              The various rights, remedies, powers and elections of
REMEDIES                Landlords reserved, expressed or contained in this
                        lease, are cumulative
                        and no one of them shall be deemed to be exclusive of the others or of such other rights, remedies, powers, options or elections as are now, or may hereafter be, conferred upon Landlord by law.

PRONOUNS AND GENDER     The terms Landlord and Tenant, as herein contained,
                        shall include singular and/or plural, masculine, feminine, and/or neuter, theirs, successors, executors, administrators, personal representatives and/or assigns wherever the context so requires or admits and use of and neuter gender includes all genders, wherever the context so requires.

RELOCATION              Landlord shall have the sole right to relocate any
OF TENANT               Tenant, having one thousand square feet or less, to
                        comparable space in the building, upon giving the Tenant ninety days prior written Notice.








                                   -11 & 12-

SHOWING PREMISES        At anytime, within thirty days before the expiration of
                        this lease, Landlord or its agents shall have the right to enter the premises during reasonable hours to exhibit said premises to prospective tenants.

OPTION TO RENEW         Landlord grants Tenant the first right of refusal to
                        renegotiate a new lease, commencing at the expiration of the original term, provided Tenant shall not be in default under the terms of this lease, and shall give written notice of sixty (60) days before the expiration of this lease.



                                          COCONUT GROVE BANK, Landlord

   /s/  J. W. Judge                       By: /s/ (illegible signature)   (Seal)
-----------------------------------          -----------------------------------

                                          Date:        9/8/93
----------------------------------             ---------------------------------
(Witness as to Landlord)


                                          Tenant:


   /s/ (illegible signature)              By: /s/ David A. Schwedel       (Seal)
-----------------------------------          -----------------------------------

                                          Date:        8/31/93
----------------------------------             ---------------------------------
(Witness as to Tenant)


IN WITNESS WHEREOF, Landlord and Tenant have respectively signed and sealed this lease as of the day and year first above written.

                                  SCHEDULE "A"

                              FLOOR PLAN (DIAGRAM)

                                  SCHEDULE "B"

                                   RENTAL RATE
                                   -----------


Suite 403, 1663 Sq. Ft.
FLORIDA MARINE MANAGEMENT, INC.
3 Year Lease with 2 Year Option



FIRST YEAR:                October 1, 1993 to September 30, 1994
                           $15.00 per sq. ft.
                           $24,945.00 per annum, plus tax.

SECOND YEAR:               October 1, 1994 to September 30, 1995
                           $15.00 per sq. ft.
                           $24,945.00 per annum, plus tax.

THIRD YEAR:                October 1, 1995 to September 30, 1996
                           $15.00 per sq. ft.
                           $24,945.00 per annum, plus tax.

                                  OPTION PERIOD
                                  -------------

FOURTH YEAR:               October 1, 1996 to September 30, 1997
                           $16.00 per sq. ft.
                           $26,608.00 per annum, plus tax.

FIFTH YEAR:                October 1, 1996 to September 30, 1997
                           $16.00 per sq. ft.
                           $26,608.00 per annum, plus tax.